SOUTHERN GEO POWER CORP.

 (A DEVELOPMENT STAGE COMPANY)

CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

F-1

FINANCIAL STATEMENTS

Balance Sheets as of July 31, 2011and 2010

F-2

Statements of Operations

F-3

for the year ended July 31, 2011, and the periods

from Inception, October 30, 2009, to July 31, 2011 and 2010

Statements of Changes in Stockholders’ Deficit

F-4

for the period from October 30, 2009 (inception)

to July 31, 2011

Statements of Cash Flows

F-5

for the year ended January 31, 2011, and the periods

from Inception, October 30, 2009, to January 31, 2011 and 2010

NOTES TO FINANCIAL STATEMENTS

F-6 – F-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Southern Geo Power Corp.

Houston, Texas

We have audited the accompanying balance sheets of Southern Geo Power Corp. as of July 31, 2011 and 2010 and the related statements of operations, stockholders' deficit and cash flows for the year ended July 31, 2011 and for the periods from Inception, October30, 2009 through July 31, 2011 and 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southern Geo Power Corp. as of July 31, 2011 and 2010 and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M&K CPAS, PLLC

www.mkacpas.com
Houston, Texas

August 23, 2011

	SOUTHERN GEO POWER CORP.
	(A DEVELOPMENT STAGE COMPANY)
	BALANCE SHEETS (AUDITED)

ASSETS

	July 31, 2011	July 31, 2010

CURRENT ASSETS
Cash	$ -	$ 133
Total Current Assets	-	133

TOTAL ASSETS	$ -	$ 133

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Note Payable	$ 400,000	$ 400,000
Accrued Interest	85,273	25,273
Total Current Liabilities	485,273	425,273

TOTAL LIABILITIES	$ 485,273	$ 425,273

STOCKHOLDERS' DEFICIT
Common Stock, no par value, 1 million shares authorized; 1,000,000 and 1,000,000 shares issued and outstanding, respectively	-	-
Additional Paid In Capital	102,200	30,200
Accumulated Deficit from the Development Stage	(587,473)	(455,340)

TOTAL STOCKHOLDERS' DEFICIT	(485,273)	(425,140)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ -	$ 133

		SOUTHERN GEO POWER CORP.
		(A DEVELOPMENT STAGE COMPANY)
		STATEMENTS OF OPERATIONS (AUDITED)
		Period from Inception	Period from Inception
	Year Ended	October 30, 2009 to	October 30, 2009 to
	July 31, 2011	July 31, 2010	July 31, 2011

REVENUES	$ -	$ -	$ -

COST OF REVENUES	-	-	-

GROSS PROFIT	-	-	-

EXPENSES
General and Administrative Expenses	12,133	105,067	117,200
Compensation Expense	60,000	25,000	85,000

LOSS FROM OPERATIONS	$ (72,133)	$ (130,067)	$ (202,200)

OTHER (EXPENSES)
Impairment of Technology Rights	-	(300,000)	(300,000)
Interest Expense	(60,000)	(25,273)	(85,273)

TOTAL OTHER (EXPENSES)	$ (60,000)	$ (325,273)	$ (385,273)

NET LOSS	$ (132,133)	$ (455,340)	$ (587,473)

NET LOSS PER SHARE:

Common Stock:
Basic and Diluted Net Loss Per Share	$ (0.07)	$ (0.13)

Denominator for Basic and Diluted Net Loss Per Share
Weighted Average Number of
Common Shares Outstanding	1,000,000	1,000,000

			SOUTHERN GEO POWER CORP.
			(A DEVELOPMENT STAGE COMPANY)
			STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT (AUDITED)

			Additional		Total
	Common Stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
INCEPTION -- October 30, 2009	--	-	-	-	-

Issuance of Founders Shares	1,000,000	-	-	-	-
Contributed Capital	-	-	30,200	-	30,200
Net Loss	--	--	--	(455,340)	(455,340)

BALANCE -- July 31, 2010	1,000,000	-	$ 30,200	$ (455,340)	$ (425,140)

Contributed Capital	-	-	72,000	-	72,000
Net loss	--	--	--	(132,133)	(132,133)
					.
BALANCE -- July 31, 2011	1,000,000	$ --	$ 102,200	$ (587,473)	$ (485,273)

		SOUTHERN GEO POWER CORP.
		(A DEVELOPMENT STAGE COMPANY)
		STATEMENTS OF CASH FLOWS (AUDITED)
		Period from Inception		Period from Inception
	Year Ended	October 30, 2009 to		October 30, 2009 to
CASH FLOWS FROM OPERATING ACTIVITIES	July 31, 2011	July 31, 2010		July 31, 2011

Net Loss	$ (132,133)	$ (455,340)		$ (587,473)

Changes in operating assets and liabilities:
Allowance for Impairment of Technology Rights	-	300,000		300,000
Accrued Interest on Notes Payable	60,000	25,273		85,273

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(72,133)	(130,067)		(202,200)

CASH (USED IN) INVESTING ACTIVITIES
Investment in Technology Rights	-	(300,000)		(300,000)
NET CASH (USED IN) INVESTING ACTIVITIES	-	(300,000)		(300,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Note Proceeds	-	400,000		400,000
Contributed Capital	72,000	30,200	`	102,200
NET CASH PROVIDED BY FINANCING ACTIVITIES	72,000	430,200		502,200

NET INCREASE IN CASH	(133)	133		-

CASH, Beginning of Year	133	-		-

CASH, End of Year	$ -	$ 133		$ -

SOUTHERN GEO POWER CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF COMPANY

Future Energy Technologies, Inc. (“FET”) was incorporated pursuant to theWyoming Business Corporation Act on October30, 2009. On March 3, 2010, FET changed its name to Southern Geo Power Corp. ("SGPC").

Since its inception, SGPC has focused on the development of a unique wireless power transmission technology intended for low power requirement applications such as remote controls and industrial sensors.  To date, SGPC has not generated revenues or earnings as a result of its activities.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 2 –GOING CONCERNAND MANAGEMENT PLANS

The Company sustained a substantial loss of approximately $587,000for the Period from Inception, October 30, 2009 throughJuly 31, 2011, and as of July 31, 2011, had an accumulated deficit of approximately $485,000.

These factors raise a substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company does not have the resources at this time to repay its credit and debt obligations, make any payments in the form of dividends to its shareholders or fully implement its business plan. Without additional capital, the Company will not be able to remain in business.

In addition to operational expenses, as the Company executes its business plan, it is incurring expenses related to complying with its public reporting requirements.  In order to finance these expenditures, the Company has raised capital in the form of debt, which will have to be repaid, as discussed in detail below.  The Company has depended on shareholder loans for much of its operating capital.  The Company will need to raise capital in the next twelve months in order to remain in business.

Management anticipates that significant dilution will occur as the result of any future sales of the Company’s common stock and this will reduce the value of its outstanding shares. The Company cannot project the future level of dilution that will be experienced by investors as a result of its future financings, but it will significantly affect the value of its shares.

Management has plans to address the Company’s financial situation as follows:

In the near term, management plans to continue to focus on raising the funds necessary to fully implement the Company’s business plan.  Management believes that certain shareholders will continue to advance the capital required to meet the Company’s financial obligations.  There is no assurance, however, that these shareholders will continue to advance capital to the Company or that the new business operations will be profitable.  The possibility of failure in obtaining additional funding and the potential inability to achieve profitability raise doubts about the Company’s ability to continue as a going concern.

In the long term, management believes that the Company’s projects and initiatives will be successful and will provide significant profit to the Company, which will be used to finance the Company’s future growth.  However, there can be no assurances that the Company’s planned activities will be successful, or that the Company will ultimately attain profitability.  The Company’s long-term viability depends on its ability to obtain adequate sources of debt or equity funding to meet current commitments and fund the continuation of its business operations and the ability of the Company to ultimately achieve adequate profitability and cash flows from operations to sustain its operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION – The Company’s financial statements are presented in accordance with accounting principles generally accepted (GAAP) in the United States.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the result of operations for the periods presented have been reflected herein. The accompanying financial statements have been prepared solely from the accounts of Go Solar USA, Inc.

DEVELOPMENT STAGE COMPANY – The Company is considered to be in the development stage as defined in ASC 915, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sales of the Company’s products.

USE OF ESTIMATES – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ.

CASH AND CASH EQUIVALENTS –The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.The Company maintains cash and cash equivalent balances at one financial institution that is insured by the FDIC.

FIXED ASSETS – Although the Company does not have any fixed assets at this point, any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

RECOVERABILITY OF LONG-LIVED ASSETS – The Company reviews the recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

FAIR VALUE OF FINANCIAL INSTRUMENTS – The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

INCOME TAXES – The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

REVENUE RECOGNITION – The Company will generate revenue from the sales in accordance with Staff Accounting Bulletin 101. The criteria for recognition are as follows:

1.

Persuasive evidence of an arrangement exists;

2.

Delivery has occurred or services have been rendered;

3.

The seller’s price to the buyer is fixed or determinable, and

4.

Collectable is reasonably assured.

RECENTLY ADOPTED AND RECENTLY ENACTED ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncements issued by the FASB (including its EITF), the AICPA, and the SEC did not or are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 4 – NOTES PAYABLE TO STOCKHOLDERS

On March 4, 2010SGPC signed a promissory note with a non-related 3rd partyin the amount of $400,000. The note bears 10% interest, is due and payable on March 3, 2012 and has no collateral.  As of July 31, 2011, the principal balance was $400,000 and accrued interest was $85,273.

NOTE 5 – INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of July 31, 2011, there is no provision for income taxes, current or deferred.

Deferred tax assets:

      2011

2010

  Net operating loss carry-forwards

$    199,741

$   154,816

    Valuation allowance

(199,741)

(154,816)

    Net deferred tax asset

$         --

$         --

At July 31, 2011 and 2010, the Company had net operating loss carry forwards in the amount of $587,973and $455,340 respectively, available to offset future taxable income through 2030.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 6 – STOCKHOLDERS’ DEFICIT

During the year ended July 31, 2010, the Company issued 1,000,000 shares of its common stock to an entityfor services rendered during the formation of the Company.  As such, these issuances are considered founders shares and are carried on the books of the Company with a zero value.

The Company has authorized capital consisting of 1,000,000 shares of common stock, of which 1,000,000 shares of common stock were outstanding on July31, 2011.

NOTE 7 – CONTRIBUTED CAPITAL

During the years ended July 31, 2011 and 2010 the Company’s President contributed his management services to the Company at the rate of $5,000 per month, resulting in compensation expense of $60,000 and $25,000 respectively.  The contributed services were considered contributed capital and accounted for as Additional Paid in Capital.

During the years ended July 31, 2011 and 2010 the Company’s President contributed office space to the Company at the rate of $1,000 per month, based on prevailing market rates, resulting in rent expense of $12,000 and $5,000 respectively.  The contributed rent was considered contributed capital and accounted for as Additional Paid in Capital.

NOTE 8 – RELATED PARTY TRANSACTIONS

As disclosed in Note 7 above the Company’s President arranged for office space at no charge to the Company.  The office space was recognized as contributed rent expense of $12,000 and $5,000 for the years ended 2011 and 2010, respectively.

While the above amounts are not necessarilyindicative of the amounts that would have been incurred had comparable transactions been entered into with independent parties, the Company feels as through the rent expense recognizes was comparableto fair market value.

Other than the contributed rent described above the Company has no related party transactions.

NOTE 9 – SUBSEQUENT EVENTS

On August 22, 2011, SGPC entered into an Agreement of Merger and Plan of Reorganization with Onyx Service & Solutions, Inc., a publically held Delaware Corporation.Upon closing of the transaction contemplated under the Merger Agreement SGPC merged with and into the Company and the former shareholder of SGPC will be the majority shareholder in the merged entity.